UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
August 31, 2021
Wells Fargo
Utilities and High Income Fund (ERH)

Managed Distribution Plan
Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Utilities and High
Income Fund for the 12-month period that ended August 31, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had a weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, and the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology stocks (IT). However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utilities and High Income Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Utilities and High Income Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Utilities and High Income Fund

Letter to shareholders (unaudited)
Notice to Shareholders
On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Wells Fargo Utilities and High Income Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominatd below investment grade (high yield) debt.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Chris Lee , CFA®‡, Kent Newcomb, CFA®‡, Michael J. Schueller, CFA®‡, Jack Spudich, CFA®‡

Average annual total returns (%) as of August 31, 2021[1]
	1 year	5 year	10 year
Based on market value	23.02	10.19	10.70
Based on net asset value (NAV)	18.55	8.31	8.91
ERH Blended Index[2]	17.05	9.50	10.16
ICE BofA U.S. High Yield Constrained Index[3]	10.26	6.47	6.89
S&P 500 Utilities Sector Index[4]	19.66	10.59	11.32
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended August 31, 2021, was 1.09% which includes 0.17% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Wells Fargo Funds Management LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Sector Index and 30% in the ICE BofA U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.
[3]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.
[4]	The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Utilities and High Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 2021[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index, ICE BofA U.S. High Yield Constrained Index and S&P 500 Utilities Sector Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 12.

Wells Fargo Utilities and High Income Fund  |  7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

8  |  Wells Fargo Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was 23.02% for the 12-month period that ended August 31, 2021. During the same period, the Fund’s return based on net asset value (NAV) was 18.55%. Based on its NAV return, the Fund outperformed the ERH Blended Index, which returned 17.05%.
COVID-19 and the U.S. election were major themes over the past year.
Utility stocks outperformed the U.S. equity market leading up to the presidential election on the prospects for a Democratic victory, with the utility sector expected to play a key role in the clean-energy transition on which the Democratic party had campaigned. Utility stocks came under pressure shortly after the election, as positive vaccine news benefited economically sensitive stocks at the expense of more stable sectors. Coincident with expectations for a cyclical recovery, interest rates increased, creating another headwind for utility-relative performance. Utility stocks have modestly outperformed the S&P 500 Index in the past few months. Concerns about the economic recovery have increased with the resurgence of COVID-19 and disruptions to the global supply chain that have dampened growth prospects, favoring more stable sectors like utilities.
The Fund managers focus investments on higher-quality utilities with prospects for above-average long-term dividend growth. They define a “quality” utility as one with a strong balance sheet, strong management execution, a history of consistent growth, and a constructive regulatory environment. After generally outperforming the S&P 500 Utilities Sector Index in the months leading up to approval of the first COVID-19 vaccine, a number of higher-quality utility stocks underperformed the previously mentioned utilities index for a period, following the positive vaccine news. Several utility stocks the Fund managers considered to be riskier and/or lower quality outperformed the utilities index for the year, somewhat mirroring the broader market’s attraction to more economically sensitive stocks during this period.
Conviction in high-quality names impacted performance.
Contributors to performance relative to the S&P 500 Utilities Sector Index included underweight positions, relative to their weighting in the benchmark, in several holdings that underperformed the benchmark. These included Consolidated Edison, Incorporated*; Edison International*; and Pinnacle West Capital Corporation*. The Fund also benefited from overweight positions in several utilities, including Alliant Energy Corporation; American Water Works Company, Incorporated; and DTE Energy Company. The Fund
managers added a position in FirstEnergy Corporation during the period, which also contributed to performance. The Fund’s use of leverage had a positive impact on total return performance during this reporting period.
Whereas low-dollar-price fallen angels, which are bonds that had an investment-grade rating but have since been reduced to non-investment-grade status, best expressed the oil-price recovery trade in 2020, reorganized energy equities with depressed valuations have been the best way to express the trade in 2021. The portfolio’s top-performing investment in 2021 was the stock of a long-time high-yield issuer whose set of conventional oil-producing assets positions it to capture carbon that’s a by-product of industrial production and use that carbon to enhance oil recoveries from generations-old wells, thus producing carbon-neutral oil.
Ten largest holdings (%) as of August 31, 2021[1]
NextEra Energy Incorporated	14.45
Dominion Energy Incorporated	5.51
Duke Energy Corporation	5.42
The Southern Company	5.13
American Electric Power Company Incorporated	4.85
Exelon Corporation	4.29
Sempra Energy	4.02
Xcel Energy Incorporated	3.96
WEC Energy Group Incorporated	3.40
Entergy Corporation	3.23
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Detractors from the Fund’s performance relative to the benchmark for the high yield portion included overweight positions in what the managers believe to be high-quality utilities that lagged the index: Xcel Energy Incorporated; Atmos Energy Corporation; CMS Energy Corporation; and WEC Energy Group, Incorporated. The Fund managers maintained below-benchmark portfolio weights for The Southern Company and Duke Energy Corporation, which outperformed the index. The managers also avoided two index constituents with substantial unregulated power generation, which outperformed. The managers believe these companies have results that are more volatile and have

*	This security was no longer held at the end of the reporting period.

Wells Fargo Utilities and High Income Fund  |  9

Performance highlights (unaudited)
less potential for consistent dividend growth than regulated utilities. Main detractors to the Fund's performance in the 12-month period ending August 31st included its underweight positions in the food and beverage and metals and mining sectors.
Vaccine rollouts and economic reflation drove change in the portfolio.
Broad economic reflation affected the high yield market in three main ways: rising long-term Treasury yields, especially during the first quarter; a dramatic recovery in the price of oil; and the recovery in valuations in COVID-19-affected sectors. To capitalize, we increased our floating-rate loan allocation and reduced rate-sensitive bonds, optimized our energy overweight, and applied a bottom-up approach to selecting COVID-19-affected securities.
Sector allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The Fund managers added two stocks to the portfolio during the period and removed four. They also modified weightings for existing holdings, generally reducing positions in some of what they believe to be higher-quality names that outperformed in the prior fiscal year. The managers increased weightings in several high-conviction holdings that lagged peers despite having solid prospects for consistent, above-average dividend growth, in the opinion of the managers.
The vaccine rollout led to the normalization of inverted credit curves (near-term maturities trading at higher yields than longer ones). The portfolio built overweight positions in the leisure, airlines, and transportation sectors to take advantage. We favored businesses with investment-grade scale and secured bonds in our selection process. Although valuations have mostly normalized, these investments still represent good relative value, and we continue to believe the combination of structure, value, and scale make these investments a “once in a credit cycle” opportunity.
The reliability of energy supply and reduction of carbon emissions will be increasingly important going forward.
Utility stock's relative performance has improved in recent months. Signs that the economic recovery may be moderating, at least temporarily, due to COVID-19 and supply chain issues, have attracted some investor interest in market sectors perceived to offer more stable growth, such as utilities. Relative to the S&P 500 Index, utilities stocks currently trade at a moderate discount to their long-term average price/earnings ratio. Comparing utility stock's dividend yields to bond yields, valuation levels also remain somewhat below the long-term average.
Credit quality as of August 31, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Fundamentally, the managers continue to see a relatively clear path for moderate yet consistent growth in utility stock earnings and dividends, which, combined with attractive dividend yields, could provide investors with solid total return potential with below-average volatility. Opportunities for electric utilities to invest in modernization of the electrical

10  |  Wells Fargo Utilities and High Income Fund

Performance highlights (unaudited)
grid and to position the generation fleet away from coal toward renewable forms of energy are long term and may therefore lead to consistent asset growth for many years. Gas utilities have a long runway of opportunities to invest in the replacement of aging pipe infrastructure, improving safety, reducing methane emissions, and to invest in cleaner energy sources such as renewable natural gas. The managers expect utility regulators will continue to support investments that promise to increase the reliability of energy supply and reduce carbon emissions without putting undue pressure on customer rates. Proposed federal legislation could provide funding to accelerate the trends in place. Challenges to the sector include the potential for accelerating inflation and/or increasing interest rates, both of which may lead to utilities underperforming the overall market. Investor rotation back into more cyclical and/or higher growth stocks is also possible, particularly if COVID-19, supply chain, and raw material price concerns fade and economic reopening and recovery reaccelerate.
Reflation and reopening have been the dominant themes over the past year. Looking forward, relatively tight credit spreads, the discontinuation of quantitative easing (i.e., tapering), and decelerating gross domestic product growth should dictate how long reflation and reopening trade can persist.
Geographic allocation as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Utilities and High Income Fund  |  11

This security was no longer held at the end of the reporting period.
This security was no longer held at the end of the reporting period.

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves.
Equity sleeve. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks of utility companies (“equity sleeve”). Utility companies may include, for example, companies that provide basic services such as water, sewage, and the transmission, generation and distribution of electricity and transmission and distribution of natural gas. The Fund may invest this portion of assets in companies across all market capitalizations.
We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock: cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential, and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth, and financial condition, helps the portfolio managers focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth.
We regularly review the investments of the equity sleeve and may sell a holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the equity sleeve of the Fund during this fiscal year.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality. This portion of the Fund invests in high yield securities rated between and including B3 and Ba1 by Moody’s or B- and BB+ by S&P or, if unrated, that are deemed by us to be of comparable quality at the time of purchase. This portion of the Fund’s portfolio targets securities with a minimum rating of B to BB at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase. No more than 10% of this portion of the Fund’s assets may be invested in securities that are rated CCC or below or are unrated.
Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging market issuers. The Fund may invest in non-investment-grade securities of any credit quality at the time of purchase.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund’s weighted average duration range for high yield U.S. debt securities is six years or less.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting the high yield portfolio. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity

12  |  Wells Fargo Utilities and High Income Fund

Objective, strategies and risks (unaudited)
and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the high yield sleeve of the Fund during this fiscal year.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may invest up to 25% of its total assets in foreign securities.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The Fund may invest up to 10% of its total assets in corporate loans. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only

Wells Fargo Utilities and High Income Fund  |  13

Objective, strategies and risks (unaudited)
upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by us to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event we use derivatives for non-hedging purposes, no more than 10% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash

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Objective, strategies and risks (unaudited)
at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Leverage. The Fund may borrow money from banks or financial institutions. Although it has no current intention to do so, the Fund also reserves the flexibility to issue preferred shares and debt securities for leveraging purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. The Fund will not borrow or issue preferred shares if, immediately after such borrowing or issuance, total leverage for the Fund exceeds 38% of the Fund’s total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. When the Fund leverages its assets, the fees paid to us for investment advisory and management services will be higher than if the Fund did not leverage because our fees are calculated based on the Fund’s total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, we may have differing interests than the Fund in determining whether to leverage the Fund’s assets. The Board of Trustees monitor this potential conflict.
Principal risks
An investment in the Fund may lose money, is not a deposit of Well Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies’ borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.
Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s

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Objective, strategies and risks (unaudited)
credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Leverage Risk. Leverage creates risks which may adversely affect the return for the holders of common shares, including (i) the likelihood of greater volatility of net asset value and the market price of common shares or fluctuations in the dividend paid to the Fund; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund’s total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund's return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money,

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Objective, strategies and risks (unaudited)
suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Growth/Value Investment Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loans Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Market Capitalization Risk. The Fund may invest the portion of its assets invested in utility securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

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Objective, strategies and risks (unaudited)
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

18  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2021

	Shares	Value
Common stocks: 79.82%
Energy: 0.34%
Energy equipment & services: 0.20%
Bristow Group Incorporated †	7,811	$ 246,515
Oil, gas & consumable fuels: 0.14%
Denbury Incorporated †	2,219	156,062
Whiting Petroleum Corporation †	523	24,555
		180,617
Financials: 0.18%
Mortgage REITs: 0.18%
Blackstone Mortgage Trust Incorporated Class A	2,257	74,052
Ladder Capital Corporation	6,254	71,358
Starwood Property Trust Incorporated	2,796	72,137
		217,547
Utilities: 79.30%
Electric utilities: 48.55%
Alliant Energy Corporation	50,584	3,074,969
American Electric Power Company Incorporated	66,950	5,996,712
Duke Energy Corporation	63,986	6,696,775
Entergy Corporation	36,102	3,993,242
Eversource Energy	38,020	3,449,555
Exelon Corporation	108,285	5,308,131
FirstEnergy Corporation	61,615	2,394,975
NextEra Energy Incorporated	212,655	17,860,893
The Southern Company	96,382	6,335,189
Xcel Energy Incorporated	71,281	4,900,569
		60,011,010
Gas utilities: 3.30%
Atmos Energy Corporation	29,092	2,836,761
ONE Gas Incorporated	17,268	1,240,188
		4,076,949
Multi-utilities: 24.49%
Ameren Corporation	38,992	3,420,378
CenterPoint Energy Incorporated	62,775	1,575,025
CMS Energy Corporation	59,487	3,814,901
Dominion Energy Incorporated	87,416	6,804,461
DTE Energy Company	20,209	2,431,951
Public Service Enterprise Group Incorporated	47,644	3,046,357
Sempra Energy	37,562	4,971,706
WEC Energy Group Incorporated	44,475	4,201,998
		30,266,777
Water utilities: 2.96%
American Water Works Company Incorporated	20,113	3,665,594
Total Common stocks (Cost $83,294,426)		98,665,009

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  19

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 31.31%
Communication services: 5.07%
Diversified telecommunication services: 0.65%
Cablevision Lightpath LLC 144A	5.63%	9-15-2028	$ 105,000	$ 105,756
Cablevision Lightpath LLC 144A	3.88	9-15-2027	30,000	29,663
Frontier Communications Corporation 144A	5.88	10-15-2027	30,000	32,069
Level 3 Financing Incorporated 144A	3.63	1-15-2029	155,000	150,350
Level 3 Financing Incorporated 144A	4.25	7-1-2028	100,000	101,196
Level 3 Financing Incorporated 144A	4.63	9-15-2027	50,000	51,563
Windstream Corporation 144A	7.75	8-15-2028	100,000	103,314
Zayo Group Holdings Incorporated 144A	6.13	3-1-2028	225,000	228,938
				802,849
Entertainment: 0.31%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	45,000	45,017
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	48,000	50,021
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	165,000	181,913
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	105,000	104,668
				381,619
Interactive media & services: 0.24%
Rackspace Technology Company 144A	5.38	12-1-2028	295,000	291,970
Media: 3.78%
Block Communications Incorporated 144A	4.88	3-1-2028	25,000	25,656
CCO Holdings LLC 144A	4.50	8-15-2030	400,000	417,944
CCO Holdings LLC	4.50	5-1-2032	50,000	52,243
CCO Holdings LLC 144A	5.00	2-1-2028	25,000	26,190
CCO Holdings LLC 144A	5.13	5-1-2027	50,000	52,241
CCO Holdings LLC 144A	5.50	5-1-2026	2,000	2,060
CCO Holdings LLC 144A	5.75	2-15-2026	137,000	140,939
Cinemark USA Incorporated 144A	5.88	3-15-2026	65,000	64,675
Cinemark USA Incorporated 144A	8.75	5-1-2025	80,000	86,690
Cinemark USA Incorporated 144A	5.25	7-15-2028	195,000	185,250
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	110,000	114,675
Clear Channel Worldwide Holdings 144A	5.13	8-15-2027	65,000	66,908
CSC Holdings LLC 144A	4.13	12-1-2030	170,000	170,213
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	196,748
CSC Holdings LLC 144A	5.75	1-15-2030	150,000	158,505
CSC Holdings LLC 144A	6.50	2-1-2029	200,000	220,750
CSC Holdings LLC 144A	7.50	4-1-2028	200,000	219,000
Diamond Sports Group LLC 144A	5.38	8-15-2026	100,000	66,360
Diamond Sports Group LLC 144A	6.63	8-15-2027	55,000	23,650
DIRECTV Holdings LLC 144A	5.88	8-15-2027	15,000	15,675
Gray Television Incorporated 144A	7.00	5-15-2027	100,000	107,250
Gray Television Incorporated 144A	4.75	10-15-2030	250,000	247,075
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	110,000	114,376
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	300,000	318,510
Nielsen Finance LLC 144A	5.63	10-1-2028	210,000	220,763
Nielsen Finance LLC 144A	5.88	10-1-2030	375,000	402,656
Outfront Media Capital Corporation 144A	4.63	3-15-2030	100,000	101,250
Outfront Media Capital Corporation 144A	5.00	8-15-2027	25,000	25,775
QVC Incorporated	4.75	2-15-2027	50,000	53,566
Salem Media Group Incorporated 144A	6.75	6-1-2024	320,000	311,200
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	145,000	143,512
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Media (continued)
Scripps Escrow II Incorporated 144A	5.88%	7-15-2027	$ 25,000	$ 25,664
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	35,000	35,184
Townsquare Media Incorporated 144A	6.88	2-1-2026	250,000	265,000
				4,678,153
Wireless telecommunication services: 0.09%
Consolidated Communications Holdings Incorporated 144A	6.50	10-1-2028	105,000	114,844
Consumer discretionary: 3.71%
Auto components: 0.57%
Clarios Global LP 144A	6.25	5-15-2026	22,000	23,183
Clarios Global LP 144A	8.50	5-15-2027	245,000	261,538
Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	302,739
Tenneco Incorproated 144A	5.13	4-15-2029	115,000	119,301
				706,761
Automobiles: 0.05%
Ford Motor Company	9.00	4-22-2025	25,000	30,543
Ford Motor Company	9.63	4-22-2030	25,000	35,631
				66,174
Diversified consumer services: 0.42%
Service Corporation International	7.50	4-1-2027	425,000	518,500
Hotels, restaurants & leisure: 1.75%
Carnival Corporation 144A	10.50	2-1-2026	265,000	305,744
Carnival Corporation 144A	4.00	8-1-2028	150,000	150,780
Carnival Corporation 144A	7.63	3-1-2026	178,000	189,144
Carnival Corporation 144A	9.88	8-1-2027	100,000	115,250
Carnival Corporation 144A	11.50	4-1-2023	38,000	42,665
CCM Merger Incorporated 144A	6.38	5-1-2026	230,000	242,650
NCL Corporation Limited 144A	5.88	3-15-2026	155,000	155,388
NCL Corporation Limited 144A	12.25	5-15-2024	325,000	383,500
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	70,000	70,963
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	125,000	125,914
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	250,000	272,500
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	100,000	112,542
				2,167,040
Household durables: 0.16%
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	185,000	193,562
Specialty retail: 0.67%
Asbury Automotive Group Incorporated	4.75	3-1-2030	56,000	59,080
Asbury Automotive Group Incorporated	4.50	3-1-2028	70,000	72,783
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	100,000	101,750
Lithia Motors Incorporated 144A	3.88	6-1-2029	80,000	83,884
Lithia Motors Incorporated 144A	4.63	12-15-2027	25,000	26,500
NMG Holding Company Incorporated 144A	7.13	4-1-2026	200,000	211,750
Rent-A-Center Incorporated 144A	6.38	2-15-2029	35,000	37,713
Sonic Automotive Incorporated	6.13	3-15-2027	225,000	234,281
				827,741
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  21

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Textiles, apparel & luxury goods: 0.09%
The William Carter Company 144A	5.50%	5-15-2025	$ 25,000	$ 26,250
The William Carter Company 144A	5.63	3-15-2027	75,000	78,375
				104,625
Consumer staples: 0.38%
Food & staples retailing: 0.06%
PetSmart Incorporated 144A	4.75	2-15-2028	35,000	36,444
PetSmart Incorporated 144A	7.75	2-15-2029	35,000	38,456
				74,900
Food products: 0.32%
CHS Incorporated 144A	6.00	1-15-2029	10,000	10,663
CHS Incorporated 144A	6.63	2-15-2025	140,000	147,158
CHS Incorporated 144A	6.88	4-15-2029	235,000	244,106
				401,927
Energy: 6.34%
Energy equipment & services: 1.27%
Bristow Group Incorporated ♦†	6.25	10-15-2022	450,000	0
Bristow Group Incorporated 144A	6.88	3-1-2028	265,000	278,141
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	55,825
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	56,513
Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	77,504
Oceaneering International Incorporated	4.65	11-15-2024	25,000	25,470
Oceaneering International Incorporated	6.00	2-1-2028	225,000	222,525
Pattern Energy Operations LP 144A	4.50	8-15-2028	425,000	444,129
USA Compression Partners LP	6.88	4-1-2026	150,000	155,858
USA Compression Partners LP	6.88	9-1-2027	100,000	104,736
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	145,000	150,981
				1,571,682
Oil, gas & consumable fuels: 5.07%
Aethon United 144A	8.25	2-15-2026	430,000	466,550
Antero Resources Corporation	5.00	3-1-2025	170,000	173,400
Antero Resources Corporation 144A	8.38	7-15-2026	23,000	26,048
Archrock Partners LP 144A	6.25	4-1-2028	110,000	112,063
Archrock Partners LP 144A	6.88	4-1-2027	100,000	103,875
Buckeye Partners LP	5.85	11-15-2043	150,000	150,317
Cheniere Energy Partners LP	4.50	10-1-2029	50,000	53,875
Cheniere Energy Partners LP 144A	5.50	6-15-2031	225,000	232,031
DCP Midstream Operating Company	5.13	5-15-2029	325,000	360,750
DT Midstream Incorporated 144A	4.13	6-15-2029	60,000	61,500
DT Midstream Incorporated 144A	4.38	6-15-2031	60,000	61,950
Encino Acquisition Partners Company 144A	8.50	5-1-2028	355,000	356,292
EnLink Midstream Partners LP	5.05	4-1-2045	325,000	298,238
EnLink Midstream Partners LP	5.38	6-1-2029	100,000	102,670
EnLink Midstream Partners LP	5.60	4-1-2044	75,000	71,250
EnLink Midstream Partners LP 144A	5.63	1-15-2028	35,000	36,575
Enviva Partners LP 144A	6.50	1-15-2026	400,000	416,080
Harvest Midstream LP 144A	7.50	9-1-2028	120,000	126,588
Hess Midstream Operation Company 144A	4.25	2-15-2030	105,000	106,313
Murphy Oil Corporation	5.75	8-15-2025	15,000	15,338
Murphy Oil Corporation	5.88	12-1-2027	25,000	26,000
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Murphy Oil Corporation	6.38%	7-15-2028	$ 135,000	$ 142,088
Murphy Oil Corporation	6.38	12-1-2042	75,000	74,625
New Fortress Energy Incorporated 144A	6.50	9-30-2026	305,000	306,586
Occidental Petroleum Corporation	4.63	6-15-2045	300,000	310,500
Occidental Petroleum Corporation	6.20	3-15-2040	100,000	119,261
Occidental Petroleum Corporation	6.45	9-15-2036	475,000	593,750
Range Resources Corporation 144A	8.25	1-15-2029	35,000	38,852
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	260,000	286,650
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	55,000	61,325
Southwestern Energy Company	7.75	10-1-2027	150,000	162,563
Southwestern Energy Company	8.38	9-15-2028	110,000	123,200
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	220,000	223,766
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	75,000	75,000
Western Midstream Operating LP	5.30	2-1-2030	100,000	112,061
Western Midstream Operating LP	5.30	3-1-2048	225,000	253,125
Western Midstream Operating LP	6.50	2-1-2050	25,000	29,474
				6,270,529
Financials: 3.35%
Capital markets: 0.18%
Oppenheimer Holdings Incorporated	5.50	10-1-2025	215,000	226,288
Consumer finance: 1.10%
FirstCash Incorporated 144A	4.63	9-1-2028	80,000	83,193
Ford Motor Credit Company LLC	4.39	1-8-2026	250,000	268,125
Ford Motor Credit Company LLC	5.11	5-3-2029	375,000	423,750
Ford Motor Credit Company LLC	5.13	6-16-2025	50,000	54,875
Springleaf Finance Corporation	5.38	11-15-2029	100,000	109,250
Springleaf Finance Corporation	6.13	3-15-2024	50,000	53,750
Springleaf Finance Corporation	6.63	1-15-2028	125,000	144,279
Springleaf Finance Corporation	7.13	3-15-2026	125,000	146,094
Springleaf Finance Corporation	8.25	10-1-2023	65,000	73,044
				1,356,360
Diversified financial services: 0.62%
Hat Holdings LLC 144A	3.38	6-15-2026	120,000	122,286
Jefferies Finance LLC 144A	5.00	8-15-2028	140,000	143,500
LPL Holdings Incorporated 144A	4.38	5-15-2031	210,000	217,350
LPL Holdings Incorporated 144A	4.63	11-15-2027	50,000	51,813
United Shore Financial Services LLC 144A	5.50	11-15-2025	225,000	230,625
				765,574
Insurance: 0.53%
Amwins Group Incorporated 144A	4.88	6-30-2029	210,000	213,413
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	170,000	171,323
Genworth Mortgage Holding Incorporated 144A	6.50	8-15-2025	160,000	172,800
HUB International Limited 144A	7.00	5-1-2026	100,000	103,460
				660,996
Mortgage REITs: 0.25%
Starwood Property Trust Incorporated	4.75	3-15-2025	130,000	136,175
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  23

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Mortgage REITs (continued)
Starwood Property Trust Incorporated	5.00%	12-15-2021	$ 30,000	$ 30,024
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	130,000	136,338
				302,537
Thrifts & mortgage finance: 0.67%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	100,000	100,500
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	195,000	199,388
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	25,000	25,088
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	240,000	243,000
Quicken Loans Incorporated 144A	5.25	1-15-2028	25,000	26,375
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	235,000	230,300
				824,651
Health care: 2.01%
Biotechnology: 0.10%
Healthcare Royalty Investments Holding Company 144A	4.50	8-1-2029	120,000	121,547
Health care equipment & supplies: 0.16%
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	202,000	205,600
Health care providers & services: 1.21%
AdaptHealth LLC 144A	4.63	8-1-2029	45,000	45,126
Air Methods Corporation 144A	8.00	5-15-2025	215,000	207,490
Davita Incorporated 144A	4.63	6-1-2030	100,000	104,516
Encompass Health Corporation	4.50	2-1-2028	50,000	52,375
Encompass Health Corporation	4.75	2-1-2030	50,000	53,312
Encompass Health Corporation	4.63	4-1-2031	35,000	37,531
HealthSouth Corporation	5.75	9-15-2025	75,000	76,688
Magellan Health Incorporated	4.90	9-22-2024	65,000	71,500
MPT Operating Partnership LP	5.00	10-15-2027	100,000	105,875
MPT Operating Partnership LP	5.25	8-1-2026	150,000	154,565
Select Medical Corporation 144A	6.25	8-15-2026	255,000	269,663
Tenet Healthcare Corporation 144A	4.63	6-15-2028	25,000	25,875
Tenet Healthcare Corporation 144A	4.88	1-1-2026	75,000	77,798
Tenet Healthcare Corporation 144A	5.13	11-1-2027	25,000	26,313
Tenet Healthcare Corporation 144A	6.25	2-1-2027	125,000	130,313
Tenet Healthcare Corporation 144A	7.50	4-1-2025	25,000	26,750
Vizient Incorporated 144A	6.25	5-15-2027	25,000	26,188
				1,491,878
Health care technology: 0.33%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	400,000	404,000
Life sciences tools & services: 0.08%
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	15,000	16,088
Ortho-Clinical Diagnostics Incorporated 144A	7.38	6-1-2025	77,000	81,620
				97,708
Pharmaceuticals: 0.13%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	145,000	136,300
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	25,000	26,886
				163,186
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Industrials: 4.38%
Aerospace & defense: 0.56%
Spirit Aerosystems Holdings Incorporated 144A	7.50%	4-15-2025	$ 75,000	$ 79,406
Spirit AeroSystems Holdings Incorporated	4.60	6-15-2028	105,000	102,629
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	60,000	62,775
TransDigm Group Incorporated 144A	4.88	5-1-2029	235,000	233,531
TransDigm Group Incorporated 144A	6.25	3-15-2026	100,000	105,000
TransDigm Group Incorporated	7.50	3-15-2027	105,000	111,038
				694,379
Airlines: 1.66%
American Airlines Group Incorporated 144A	5.50	4-20-2026	225,000	237,150
American Airlines Group Incorporated 144A	5.75	4-20-2029	500,000	539,933
Delta Air Lines Incorporated	3.75	10-28-2029	70,000	71,032
Delta Air Lines Incorporated 144A	4.75	10-20-2028	145,000	161,675
Hawaiian Airlines Incorporated	3.90	7-15-2027	156,707	154,267
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	445,000	468,643
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	240,000	260,724
United Airlines Incorporated 144A	4.63	4-15-2029	155,000	160,813
				2,054,237
Commercial services & supplies: 0.63%
CoreCivic Incorporated	8.25	4-15-2026	150,000	158,340
IAA Spinco Incorporated 144A	5.50	6-15-2027	375,000	391,406
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	225,000	228,938
				778,684
Construction & engineering: 0.20%
Great Lakes Dredge & Dock Company 144A	5.25	6-1-2029	235,000	242,638
Machinery: 0.48%
Meritor Incorporated 144A	4.50	12-15-2028	115,000	117,300
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	250,000	269,353
Werner FinCo LP 144A	8.75	7-15-2025	200,000	208,000
				594,653
Road & rail: 0.37%
Uber Technologies Incorporated 144A	4.50	8-15-2029	150,000	147,612
Uber Technologies Incorporated 144A	8.00	11-1-2026	285,000	303,525
				451,137
Trading companies & distributors: 0.48%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	320,000	324,960
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	215,000	221,450
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	43,000	48,536
				594,946
Information technology: 2.25%
Communications equipment: 0.34%
CommScope Incorporated 144A	8.25	3-1-2027	260,000	274,092
CommScope Technologies LLC 144A	5.00	3-15-2027	80,000	78,763
CommScope Technologies LLC 144A	6.00	6-15-2025	65,000	66,105
				418,960
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  25

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
IT services: 0.46%
Flexential Intermediate Corporation 144A	11.25%	8-1-2024	$ 85,000	$ 92,225
Sabre GLBL Incorporated 144A	9.25	4-15-2025	410,000	472,525
				564,750
Semiconductors & semiconductor equipment: 0.11%
QORVO Incorporated	4.38	10-15-2029	125,000	138,594
Software: 1.06%
Fair Isaac Corporation 144A	5.25	5-15-2026	400,000	456,516
IQVIA Incorporated 144A	5.00	5-15-2027	150,000	156,740
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	125,000	127,031
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	370,000	353,350
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	211,790
				1,305,427
Technology hardware, storage & peripherals: 0.28%
Dell International LLC 144A	7.13	6-15-2024	170,000	173,613
NCR Corporation 144A	5.13	4-15-2029	40,000	41,474
NCR Corporation 144A	6.13	9-1-2029	125,000	136,250
				351,337
Materials: 1.66%
Chemicals: 0.13%
Chemours Company 144A	4.63	11-15-2029	155,000	153,918
Containers & packaging: 0.67%
Berry Global Incorporated 144A	5.63	7-15-2027	25,000	26,313
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	225,000	277,875
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	75,000	75,844
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	195,000	204,750
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	50,000	53,125
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	75,000	83,719
Sealed Air Corporation 144A	5.13	12-1-2024	100,000	108,500
				830,126
Metals & mining: 0.59%
Arches Buyer Incorporated 144A	4.25	6-1-2028	125,000	127,031
Arches Buyer Incorporated 144A	6.13	12-1-2028	80,000	82,570
Cleveland-Cliffs Incorporated 144A	4.88	3-1-2031	45,000	48,375
Cleveland-Cliffs Incorporated	5.88	6-1-2027	80,000	83,600
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	66,000	76,560
Freeport-McMoRan Incorporated	4.13	3-1-2028	250,000	261,875
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	50,000	51,875
				731,886
Paper & forest products: 0.27%
Clearwater Paper Corporation 144A	5.38	2-1-2025	50,000	53,188
Clearwater Paper Corporation 144A	4.75	8-15-2028	20,000	20,534
Vertical US Newco Incorporated 144A	5.25	7-15-2027	250,000	264,143
				337,865
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Real estate: 0.53%
Equity REITs: 0.53%
Service Properties Trust Company	3.95%	1-15-2028	$ 130,000	$ 124,929
Service Properties Trust Company	4.38	2-15-2030	100,000	96,056
Service Properties Trust Company	4.75	10-1-2026	100,000	100,000
Service Properties Trust Company	4.95	2-15-2027	240,000	240,000
Service Properties Trust Company	5.25	2-15-2026	75,000	76,875
Service Properties Trust Company	7.50	9-15-2025	15,000	16,940
				654,800
Utilities: 1.63%
Electric utilities: 0.56%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	125,000	131,956
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	2,000	2,105
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	275,000	296,313
PG&E Corporation	5.00	7-1-2028	25,000	24,813
PG&E Corporation	5.25	7-1-2030	240,000	236,400
				691,587
Independent power & renewable electricity producers: 1.07%
NSG Holdings LLC 144A	7.75	12-15-2025	300,382	323,662
TerraForm Power Operating LLC 144A	4.25	1-31-2023	350,000	359,625
TerraForm Power Operating LLC 144A	4.75	1-15-2030	100,000	105,243
TerraForm Power Operating LLC 144A	5.00	1-31-2028	275,000	297,000
Vistra Operations Company LLC 144A	5.63	2-15-2027	225,000	234,295
				1,319,825
Total Corporate bonds and notes (Cost $36,569,616)				38,702,950
Loans: 3.12%
Communication services: 0.43%
Diversified telecommunication services: 0.03%
Frontier Communications Corporation (1 Month LIBOR +3.75%) ±	4.50	5-1-2028	34,913	34,847
Media: 0.35%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	3.63	8-21-2026	64,215	62,655
DIRECTV Financing LLC (1 Month LIBOR +5.00%) <±	5.75	7-22-2027	235,000	234,866
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.25	3-28-2025	144,245	143,945
				441,466
Wireless telecommunication services: 0.05%
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%) <±	4.25	10-2-2027	62,000	61,989
Consumer discretionary: 0.43%
Auto components: 0.10%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028	120,000	119,430
Distributors: 0.03%
Spin Holdco Incorporated (1 Month LIBOR +4.00%) ±	4.75	3-1-2028	39,900	39,920
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  27

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure: 0.03%
CCM Merger Incorporated (1 Month LIBOR +3.75%) ±	4.50%	11-4-2025	$ 34,764	$ 34,706
Household durables: 0.10%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	119,700	119,376
Specialty retail: 0.17%
Great Outdoors Group LLC (1 Month LIBOR +4.25%) ±	5.00	3-6-2028	125,000	125,416
Rent-A-Center Incorporated (1 Month LIBOR +4.00%) ±	4.75	2-17-2028	89,775	90,084
				215,500
Financials: 0.71%
Capital markets: 0.07%
VFH Parent LLC (1 Month LIBOR +3.00%) ±	3.09	3-1-2026	81,880	81,368
Diversified financial services: 0.45%
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) ±	6.00	9-24-2024	236,273	229,131
Resolute Investment Managers Incorporated (1 Month LIBOR +3.75%) ‡±	4.75	4-30-2024	34,809	34,635
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	9.00	4-30-2025	125,000	124,844
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) ±	4.00	5-30-2025	175,000	174,727
				563,337
Insurance: 0.19%
Asurion LLC (1 Month LIBOR +5.25%) ±	5.33	1-20-2029	55,000	54,691
Asurion LLC (1 Month LIBOR +5.25%) <±	5.34	1-31-2028	180,000	179,035
				233,726
Health care: 0.45%
Health care equipment & supplies: 0.12%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	144,264	144,287
Health care providers & services: 0.26%
Medrisk Incorporated (1 Month LIBOR +3.75%) ±	4.50	5-10-2028	115,000	114,446
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	134,224	133,806
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	4,227	4,214
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	6,231	6,212
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.25	7-6-2028	60,000	59,925
				318,603
Health care technology: 0.07%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%) ±	4.00	3-10-2028	89,775	89,326
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Industrials: 0.66%
Airlines: 0.26%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25%	6-21-2027	$ 250,000	$ 265,000
United Airlines Incorporated (1 Month LIBOR +3.75%) ±	4.50	4-21-2028	59,850	59,911
				324,911
Commercial services & supplies: 0.22%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	4.50	6-2-2028	235,000	234,718
Ring Container Technologies (1 Month LIBOR +3.75%) <±	4.25	8-4-2028	35,000	34,913
				269,631
Machinery: 0.18%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.25	10-8-2027	39,371	39,355
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	179,070	178,622
				217,977
Information technology: 0.21%
IT services: 0.17%
Flexential Intermediate Corporation (3 Month LIBOR +3.50%) ±	3.65	8-1-2024	29,615	27,261
Flexential Intermediate Corporation (3 Month LIBOR +7.25%) ±	7.38	8-1-2025	200,000	180,450
				207,711
Software: 0.04%
I-Logic Technologies Bidco Limited (1 Month LIBOR +4.00%) ±	4.50	2-16-2028	47,396	47,366
Materials: 0.23%
Chemicals: 0.06%
Groupe Solmax Incorporated (1 Month LIBOR +4.75%) <±	5.50	5-29-2028	70,000	69,883
Containers & packaging: 0.08%
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%) ±	4.00	3-2-2028	99,750	99,109
Paper & forest products: 0.09%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-29-2027	119,102	118,937
Total Loans (Cost $3,774,618)				3,853,406
Yankee corporate bonds and notes: 3.11%
Communication services: 0.30%
Media: 0.16%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	200,000	205,000
Wireless telecommunication services: 0.14%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	100,000	103,750
Telesat Canada 144A	5.63	12-6-2026	70,000	67,200
				170,950
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  29

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Energy: 0.45%
Oil, gas & consumable fuels: 0.45%
Baytex Energy Corporation 144A	8.75%	4-1-2027	$ 275,000	$ 269,500
Griffin Coal Mining Company Limited 144A♦†	9.50	12-1-2016	61,339	0
Northriver Midstream Finance LP 144A	5.63	2-15-2026	270,000	283,106
				552,606
Financials: 0.20%
Diversified financial services: 0.20%
Intelsat Jackson Holdings SA †	5.50	8-1-2023	470,000	244,400
Health care: 0.60%
Pharmaceuticals: 0.60%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	70,000	71,925
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	51,145
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	163,000	166,668
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	100,000	99,250
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	103,637
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	25,000	25,750
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	200,000	226,000
				744,375
Industrials: 1.41%
Aerospace & defense: 0.14%
Bombardier Incorporated 144A	6.00	2-15-2028	35,000	35,300
Bombardier Incorporated 144A	7.13	6-15-2026	55,000	58,025
Bombardier Incorporated 144A	7.88	4-15-2027	75,000	78,634
				171,959
Airlines: 0.73%
Air Canada 144A	3.88	8-15-2026	75,000	75,375
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	340,000	421,168
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	410,000	410,000
				906,543
Commercial services & supplies: 0.35%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	425,000	435,094
Electrical equipment: 0.19%
Sensata Technologies BV 144A	4.00	4-15-2029	70,000	72,454
Sensata Technologies BV 144A	5.00	10-1-2025	45,000	50,304
Sensata Technologies BV 144A	5.63	11-1-2024	100,000	111,250
				234,008
Materials: 0.15%
Containers & packaging: 0.15%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	100,000	103,970
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Containers & packaging (continued)
Ardagh Packaging Finance plc 144A	5.25%	4-30-2025	$ 25,000	$ 26,156
OI European Group BV 144A	4.00	3-15-2023	50,000	51,740
				181,866
Total Yankee corporate bonds and notes (Cost $4,038,128)				3,846,801

		Yield	Shares
Short-term investments: 2.50%
Investment companies: 2.50%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	3,085,704	3,085,704
Total Short-term investments (Cost $3,085,704)				3,085,704
Total investments in securities (Cost $130,762,492)	119.86%			148,153,870
Other assets and liabilities, net	(19.86)			(24,544,074)
Total net assets	100.00%			$123,609,796

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$2,264,877	$29,171,906	$(28,351,079)	$0	$0	$3,085,704	3,085,704	$837
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  31

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $127,676,788)	$ 145,068,166
Investments in affiliated securites, at value (cost $3,085,704)	3,085,704
Cash	199,666
Receivable for dividends and interest	1,288,384
Receivable for investments sold	417,658
Prepaid expenses and other assets	18,181
Total assets	150,077,759
Liabilities
Secured borrowing payable	25,000,000
Payable for investments purchased	725,911
Dividends payable	672,943
Advisory fee payable	62,826
Accrued expenses and other liabilities	6,283
Total liabilities	26,467,963
Total net assets	$123,609,796
Net assets consist of
Paid-in capital	$ 107,121,008
Total distributable earnings	16,488,788
Total net assets	$123,609,796
Net asset value per share
Based on $123,609,796 divided by 9,284,282 shares issued and outstanding (unlimited number of shares authorized)	$13.31
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Utilities and High Income Fund

Statement of operations—year ended August 31, 2021

Investment income
Dividends	$ 2,817,456
Interest (net of foreign withholding taxes of $19)	2,540,367
Income from affiliated securities	837
Total investment income	5,358,660
Expenses
Advisory fee	709,820
Administration fee	70,982
Custody and accounting fees	22,920
Professional fees	109,164
Shareholder report expenses	63,847
Trustees’ fees and expenses	19,504
Transfer agent fees	40,193
Interest expense	204,764
Other fees and expenses	33,812
Total expenses	1,275,006
Net investment income	4,083,654
Realized and unrealized gains (losses) on investments
Net realized gains on investments	1,243,278
Net change in unrealized gains (losses) on investments	14,799,145
Net realized and unrealized gains (losses) on investments	16,042,423
Net increase in net assets resulting from operations	$20,126,077
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  33

Statement of changes in net assets

	Year ended August 31, 2021	Year ended August 31, 2020
Operations
Net investment income	$ 4,083,654	$ 3,645,091
Net realized gains on investments	1,243,278	7,801,678
Net change in unrealized gains (losses) on investments	14,799,145	(11,323,574)
Net increase in net assets resulting from operations	20,126,077	123,195
Distributions to shareholders from
Net investment income and net realized gains	(5,288,149)	(4,152,331)
Tax basis return of capital	(2,655,332)	(4,655,984)
Total distributions to shareholders	(7,943,481)	(8,808,315)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	150,407	186,831
Cost of shares repurchased	0	(44,573)
Net increase from capital share transactions	150,407	142,258
Total increase (decrease) in net assets	12,333,003	(8,542,862)
Net assets
Beginning of period	111,276,793	119,819,655
End of period	$123,609,796	$111,276,793
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Utilities and High Income Fund

Statement of cash flows—year ended August 31, 2021

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 20,126,077
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(47,688,283)
Proceeds from the sales of long-term securities	49,305,019
Purchases and sales of short-term securities, net	(820,827)
Increase in receivable for investments sold	(394,826)
Increase in receivable for dividends and interest	(52,542)
Decrease in prepaid expenses and other assets	4,213
Increase in payable for investments purchased	500,794
Increase in advisory fee payable	5,760
Decrease in administration fee payable	(5,707)
Decrease in accrued expenses and other liabilities	(7,598)
Net realized gains on investments	(1,243,278)
Net change in unrealized gains (losses) on investments	(14,799,145)
Net cash provided by operating activities	4,929,657
Cash flows from financing activities:
Increase in secured borrowing payable	3,000,000
Cash distributions paid	(7,844,199)
Net cash used in financing activities	(4,844,199)
Net increase in cash	85,458
Cash:
Beginning of period	114,208
End of period	$ 199,666
Supplemental cash disclosure
Cash paid for interest	$ 206,165
Supplemental non-cash financing disclosure
Reinvestment of dividends	$ 150,407
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  35

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.00	$12.94	$12.43	$13.48	$12.75
Net investment income	0.33	0.37	0.80	0.85	0.88
Net realized and unrealized gains (losses) on investments	1.84	(0.36)	0.61	(1.00)	0.75
Total from investment operations	2.17	0.01	1.41	(0.15)	1.63
Distributions to shareholders from
Net investment income	(0.46)	(0.41)	(0.85)	(0.90)	(0.90)
Net realized gains	(0.11)	(0.04)	0.00	0.00	0.00
Tax basis return of capital	(0.29)	(0.50)	(0.05)	0.00	0.00
Total distributions to shareholders	(0.86)	(0.95)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$13.31	$12.00	$12.94	$12.43	$13.48
Market value, end of period	$14.71	$12.78	$13.03	$12.65	$13.34
Total return based on market value[1]	23.02%	5.72%	10.70%	1.85%	10.80%
Ratios to average net assets (annualized)
Net expenses[2]	1.09%	1.35%	1.63%	1.42%	1.24%
Net investment income	3.49%	3.21%	6.60%	6.51%	6.91%
Supplemental data
Portfolio turnover rate	34%	68%	131%	109%	73%
Net assets, end of period (000s omitted)	$123,610	$111,277	$119,820	$114,992	$124,693
Borrowings outstanding, end of period (000s omitted)	$25,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$5,944	$6,058	$6,446	$6,227	$6,668

[1]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2021	0.17%
Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
Year ended August 31, 2017	0.29%
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 . Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment companyregistered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Fund, and Wells Capital Management, LLC, the subadvisers to the Fund. As part of the transaction, Wells Fargo & Company would own a 9.9% equity interest.
Consummation of the transaction will result in the automatic termination of the Fund’s investment advisory agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment advisory agreement and new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Utilities and High Income Fund  |  37

Notes to financial statements
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $130,964,532 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$18,396,174
Gross unrealized losses	(1,206,836)
Net unrealized gains	$17,189,338

38  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 427,132	$ 0	$ 0	$ 427,132
Financials	217,547	0	0	217,547
Utilities	98,020,330	0	0	98,020,330
Corporate bonds and notes	0	38,702,950	0	38,702,950
Loans	0	3,455,380	398,026	3,853,406
Yankee corporate bonds and notes	0	3,846,801	0	3,846,801
Short-term investments
Investment companies	3,085,704	0	0	3,085,704
Total assets	$101,750,713	$46,005,131	$398,026	$148,153,870
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that

Wells Fargo Utilities and High Income Fund  |  39

Notes to financial statements
these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $800,544, $199,569 and $13,399 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended August 31, 2021.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the year ended August 31, 2021 and year ended August 31, 2020, the Fund issued 11,872 and 14,381 shares, respectively.
On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended ended August 31, 2021, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6. BORROWINGS
The Fund has borrowed $25,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility, which was effective October 27, 2020, has a commitment amount of up to $25,000,000. The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, the Fund expects to negotiate a new interest rate for the Facility by the date the 1 Month LIBOR ceases to be published, which is currently through June 30, 2023. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at August 31, 2021 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy. Prior to October 27, 2020, the Fund had a commitment amount of $25,000,000 with interest charged at LIBOR plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which was waived if the amount drawn on the Facility was over 75% of the committed amount.
During the year ended August 31, 2021, the Fund had average borrowings outstanding of $24,769,863 at an average interest rate of 0.83% and paid interest in the amount of $204,764, which represents 0.17% of its average daily net assets .
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2021 were $47,688,283 and $46,500,002, respectively.
As of August 31, 2021, the Fund had unfunded loan commitments of $580,796.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 were as follows:
	Year ended August 31
	2021	2020
Ordinary income	$4,230,520	$3,764,466
Long-term capital gain	1,057,629	387,865
Tax basis return of capital	2,655,332	4,655,984
As of August 31, 2021, distributable earnings on a tax basis consisted of $17,193,634 in unrealized gains.
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

40  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
August 18, 2021	September 14, 2021	October 1, 2021	$0.07314
September 24, 2021	October 13, 2021	November 1, 2021	0.07368
These distributions are not reflected in the accompanying financial statements.
13. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's adviser and Wells Capital Management, LLC, the subadviser, will each be rebranded as Allspring.

Wells Fargo Utilities and High Income Fund  |  41

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Wells Fargo Utilities and High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Utilities and High Income Fund (the Fund), including the portfolio of investments, as of August 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

42  |  Wells Fargo Utilities and High Income Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 66% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $2,115,258 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $2,814,668 of income dividends paid during the fiscal year ended August 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended August 31, 2021, $1,656,476 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2021, $38,623 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 46% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	4,594,893
Shares voted “Against”	251,079
Shares voted “Abstain”	347,877
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	4,586,329
Shares voted “Against”	247,957
Shares voted “Abstain”	359,563
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Utilities and High Income Fund  |  43

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 146 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Utilities and High Income Fund  |  45

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

46  |  Wells Fargo Utilities and High Income Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Utilities and High Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds

Wells Fargo Utilities and High Income Fund  |  47

Board considerations (unaudited)
Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was lower than the average investment performance of the Custom Peer Group for the ten-year period ended December 31, 2020, and higher than the average investment performance of the Custom Peer Group for the one-, three-, five-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark, the Utilities and High Income Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for the one-year period, and lower than its benchmark index for the three-, five- and ten-year periods under review.
The Board noted that it had approved a change in the sub-advisory arrangements and principal investment strategy for the Fund, which was implemented on or about October 15, 2019, and that the investment performance of the Fund for most of the periods covered did not reflect the investment performance of the Fund’s revised sub-advisory arrangement or principal investment strategy. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the Fund’s revised sub-advisory arrangement and principal investment strategy.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

48  |  Wells Fargo Utilities and High Income Fund

Board considerations (unaudited)
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate, which was reduced in 2019. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Utilities and High Income Fund  |  49

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Utilities and High Income Fund (the “Fund”) approved the continuation of the Fund’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreement (the “Current Sub-Advisory Agreement”, and collectively, the “Current Agreements”). Each Trustee on the Board is not an “interested person” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital” or the “Sub-Adviser”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of the Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of the Fund’s Current Agreements. In light of the expected termination of the Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Fund and Funds Management; and (ii) a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Fund, Funds Management and Wells Capital, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Fund.
■	Impact of the Transaction on the Fund and its Shareholders: (i) information regarding anticipated benefits to the Fund as a result of the Transaction; (ii) a commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Fund in a manner consistent with

50  |  Wells Fargo Utilities and High Income Fund

Board considerations (unaudited)
the Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Fund will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Adviser are expected to continue to manage the Fund after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Fund by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to the Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that the Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Fund after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence

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Board considerations (unaudited)
Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Fund and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Fund and its shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account the Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rate payable by the Fund to Funds Management under the Current Investment Advisory Agreement, both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”).The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser under the Current Sub-Advisory Agreement for investment sub-advisory services (the “Sub-Advisory Fee Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of the Fund’s Management Rate with those of other funds in the expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rate. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients, if any, with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rate or the Sub-Advisory Fee Rate as a result of the Transaction. The Board also considered

52  |  Wells Fargo Utilities and High Income Fund

Board considerations (unaudited)
that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to the Sub-Adviser under the New Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to the Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Adviser
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Adviser. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM

Wells Fargo Utilities and High Income Fund  |  53

Board considerations (unaudited)
would be potential ancillary benefits for NewCo, including that the scale and reputation of the Fund might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Adviser, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

54  |  Wells Fargo Utilities and High Income Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Utilities and High Income Fund  |  55

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

56  |  Wells Fargo Utilities and High Income Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: wfam.com
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00634 10-21
AUHIF/AR134 08-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Utilities and High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2021	Fiscal year ended August 31, 2020
Audit fees	$57,180	$54,770
Audit-related fees	—	—
Tax fees (1)	4,440	4,340
All other fees	—	—

	$61,620	$59,110

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

Judith M. Johnson

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE March

2021

Utilities and High Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Funds Management. Funds Management utilizes the Wells Fargo Asset Management Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Wells Fargo Asset Management (“WFAM”) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products

WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee

WFAM Proxy Governance Committee

The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the WFAM Proxy Governance-Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the WFAM Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a working group thereof, the WFAM Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The WFAM Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

WFAM Top-of-House Proxy Voting Principles/Guidelines.

The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight

The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as WFAM with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on WFAM’s website.

In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the WFAM Proxy Governance Committee: March 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Chris Lee, CFA

Mr. Lee is a senior portfolio manager the WFAM Multi Sector Fixed Income-Plus and High Yield team. He has served as head of high yield trading for the WFAM U.S. High Yield Fixed Income team. Chris rejoined WFAM in 2012 from Silver Lake Credit where he served as a managing director, co-portfolio manager, and head of trading. Prior to joining Silver Lake in 2007, Chris served as a senior analyst/portfolio manager on the U.S. High Yield team. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He has been in the investment industry since 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the CFA designation.

Kent Newcomb, CFA

Kent is a portfolio manager with the Compass Strategies team at Wells Fargo Asset Management (WFAM). In this capacity, he manages the managed diversified stock income plan portfolio. Kent began his investment industry career in 1985. Prior to his current role, he had research responsibilities for the firm’s DSIP list and the industrial and utilities sectors. Kent was a six-time winner of the Wall Street Journal’s “Best on the Street” Analyst Survey bestowed for excellence in earnings estimates and stock-picking among peers in the industrials sector. Earlier in his career, he served as an equity analyst for A.G. Edwards. Kent earned a bachelor’s degree in economics from Northwestern University and a master’s degree in business administration with an emphasis in finance from Washington University. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation. He is a member of CFA Institute and the St. Louis Society of Financial Analysts.

Michael J. Schueller, CFA

Mr. Schueller is a senior portfolio manager and research analyst for the WFAM Multi Sector Fixed Income-Plus and High Yield team. Mike joined Wells WFAM as a senior investment research analyst from Strong Capital Management where he held a similar position. He rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, WI. Mike first joined Strong in 1998 as associate counsel in the legal department. For the three years previous to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C. in Milwaukee, WI, specializing in corporate reorganizations, mergers and acquisitions. He earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

Jack Spudich, CFA

Mr. Spudich is a senior portfolio manager and team leader of the WFAM Compass Equity team. Before joining predecessor firm A. G. Edwards, where he began his investment industry career, Jack was a certified public accountant and audit manager for an international accounting firm. He earned a bachelor’s degree in accountancy from the University of Illinois and has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Jack is also a member of CFA Institute and CFA Society St. Louis.

THER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended August 31, 2021.

Chris Lee
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Kent Newcomb
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	0	0
Total assets of above accounts (millions)	$470.9	$0.00	$0.00

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	1	2
Total assets of above accounts (millions)	$7,728.6	$72.25	$34.84

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Jack Spudich
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	0	0
Total assets of above accounts (millions)	$470.9	$0.00	$0.00

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2021:

Chris Lee	$10,001-50,000
Kent Newcomb	none
Michael J. Schueller	none
Jack Spudich	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2020 to 9/30/2020	0	0.00	0	922,048
10/1/2020 to 10/31/2020	0	0.00	0	922,048
11/1/2020 to 11/30/2020	0	0.00	0	922,048
12/1/2020 to 12/31/2020	0	0.00	0	922,048
1/1/2021 to 1/31/2021	0	0.00	0	927,619
2/1/2021 to 2/28/2021	0	0.00	0	927,619
3/1/2021 to 3/31/2021	0	0.00	0	927,619
4/1/2021 to 4/30/2021	0	0.00	0	927,619
5/1/2021 to 5/31/2021	0	0.00	0	927,619
6/1/2021 to 6/30/2021	0	0.00	0	927,619
7/1/2021 to 7/31/2021	0	0.00	0	927,619
8/1/2021 to 8/31/2021	0	0.00	0	927,619
Total	0	0.00	0	927,619

On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Section  19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date: October 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date: October 27, 2021

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: October 27, 2021